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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   033-36198                   22-3038309
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                        400 Perimeter Center Terrace N.E.
                                    Suite 900
                             Atlanta, Georgia 30346
                              (Address of Principal
                               Executive Offices)

                                 (770) 804-6430
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, Tectonic Network, Inc. (the "Company") and its wholly-owned subsidiary, Tectonic Solutions, Inc. ("Tectonic Solutions") entered into an Asset Purchase Agreement with Boston Equities Corporation ("Boston Equities"), as amended by Amendment No. 1 and No. 2 to the Asset Purchase Agreement (as so amended, the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, the Company and Tectonic Solutions agreed to sell the tangible and intangible assets used in their information management services and software development business to Boston Equities.

On November 8, 2005, the Company, Tectonic Solutions, Boston Equities and Tectonic, Inc., a subsidiary of Boston Equities, entered into Amendment No. 3 to the Asset Purchase Agreement ("Amendment No. 3"). Pursuant to Amendment No. 3, the Asset Purchase Agreement was amended to provide that the closing date be extended to November 15, 2005, and that on approval of the court order extending the date, Boston Equities shall make an additional non-refundable payment of not less than $200,000 within one business day following the approval of the Asset Purchase Agreement, as amended, by the Bankruptcy Court (the "Court) hearing the Company's case under Chapter 11 of the United States Bankruptcy Code with the balance of the purchase price to be paid on the closing date. In the event that the closing does not occur as a result of any breach by Boston Equities on the closing date, the Company would be entitled to retain the deposit. On November 16, 2005, the court entered the order approving the extension and Boston Equities made the non-refundable payment of $200,000 to the Company.

A copy of Amendment No. 3 is included with this filing as Exhibit 99.1.

Item 8.01 Other Events.

On November 17, 2005, the day the balance of the purchase price became due, the Company did not receive the payment of the balance of the purchase price and Boston Equities was in breach of the Purchase Agreement, as amended. The Company is currently evaluating its options and continues to negotiate with Boston Equities to determine when and if a revised closing date will take place.

Item 9.01 Financial Statements and Exhibits

99.1 Amendment No. 3 to Asset Purchase Agreement, dated as of November 8, 2005, by and among Tectonic Network, Inc., Tectonic Solutions, Inc., Boston Equities Corporation and Tectonic, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TECTONIC NETWORK, INC.


Date: November 18, 2005                    By: /s/ Arol R. Wolford
                                               ---------------------------------
                                           Arol R. Wolford
                                           President and Chief Executive Officer